UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2005

Magellan Midstream Partners, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 22186, Tulsa, Oklahoma	74121-2186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 574-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2005, the board of directors of Magellan GP, LLC (the “General Partner”), acting in its capacity as the general partner of Magellan Midstream Partners, L.P. (the “Partnership”), approved certain changes to its Independent Director Compensation Program, a summary of which is being filed herewith as Exhibit 10.1.

On February 1, 2005, the compensation committee of the General Partner approved the 2005 Annual Incentive Program that applies to all employees providing services to the Partnership, including the executive officers of the General Partner, a summary of which is being filed herewith as Exhibit 10.2. On this same date, the compensation committee of the General Partner granted certain phantom unit awards (the “2005 Awards”) to certain employees providing services to the Partnership, including the executive officers of the General Partner, pursuant to the Magellan Midstream Partners Long-Term Incentive Plan. The form of Phantom Unit Award Agreement related to the 2005 Awards is being filed herewith as Exhibit 10.3.

Item 2.02. Results of Operations and Financial Condition.

The Partnership wishes to disclose its press release dated February 2, 2005, furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 2.02, and Item 9.01 related thereto, of Form 8-K and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

On February 1, 2005, the board of directors of the General Partner elected Jim H. Derryberry as a Class II board member and member of the compensation committee. Mr. Derryberry serves as one of two representatives on the board from Carlyle/Riverstone MLP Holdings, L.P., replacing Pierre F. Lapeyre, Jr., who resigned on the same date due to other board of director commitments. Mr. Lapeyre provided his notice of resignation to the General Partner on January 27, 2005. Mr. Derryberry is a co-founder of Riverstone Holdings, LLC where he serves as a Managing Director and Chief Operating Officer. Prior to joining Riverstone, Mr. Derryberry was a Managing Director of J.P. Morgan, where he served as head of the Natural Resources and Power Group.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are being filed herewith and are incorporated by reference herein:

Exhibit 10.1 – Summary of the Independent Director Compensation Program.

Exhibit 10.2 – Summary of the 2005 Annual Incentive Program.

Exhibit 10.3 – Form of 2005 Phantom Unit Award Agreement.

In accordance with General Instruction B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, Exhibit 99.1 is being furnished under Item 2.02, and Item 9.01 related thereto, of Form 8-K and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC,
its General Partner

Date: February 2, 2005	By:	/s/ Suzanne H. Costin
	Name:	Suzanne H. Costin
	Title:	Corporate Secretary

EXHIBIT INDEX

10.1	Summary of the Independent Director Compensation Program.

10.2	Summary of the 2005 Annual Incentive Program.

10.3	Form of 2005 Phantom Unit Award Agreement.

99.1	Copy of the Partnership’s press release dated February 2, 2005.